UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

CROWN PROPTECH ACQUISITIONS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40017	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 West 25th Street, Floor 6 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 7, 2023, Crown PropTech Acquisitions, a Cayman Islands exempted company (the “Company”), convened and then adjourned, without conducting any business, its Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) for shareholders to vote on a proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate an initial business combination from February 11, 2023 to February 11, 2024 (the “Extension Proposal”). The only proposal submitted for a vote of the shareholders at the Extraordinary General Meeting was the approval of the adjournment of such meeting (the “Adjournment Proposal”) pursuant to Article 22.7 of the Amended and Restated Articles of Association of the Company in order to provide additional time for the Company to receive redemption request withdrawals to facilitate the Company’s ongoing compliance with the continued listing standards of the New York Stock Exchange.

As of the close of business, Eastern Time, on January 17, 2023, the record date for the Extraordinary General Meeting, there were 34,500,000 ordinary shares of the Company, consisting of 27,600,000 Class A ordinary shares, par value $0.0001 per share, and 6,900,000 Class B ordinary shares, par value $0.0001 per share, issued and outstanding and entitled to vote at the Extraordinary General Meeting, 72.3% of which were represented in person or by proxy, constituting a quorum to conduct business.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders:

Approval of Adjournment Proposal

Votes For	Votes Against	Abstentions
22,016,781	2,927,115	20

Item 8.01.	Other Events.

On February 7, 2023, the Company issued a press release (the “Press Release”), announcing that on February 7, 2023 it convened and then adjourned, without conducting any business, the Extraordinary General Meeting. The Extraordinary General Meeting has been adjourned to Thursday, February 9, 2023 at 2:30 p.m., Eastern Time (the “Adjourned Extraordinary General Meeting”). The Adjourned Extraordinary General Meeting will be held at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 West 52nd Street, New York, New York 10019 and virtually via live webcast at www.virtualshareholdermeeting.com/CPTK2023SM. The record date remains the close of business, Eastern Time, on January 17, 2023.

At the Adjourned Extraordinary General Meeting, shareholders will be asked to vote on the Extension Proposal. The Extension Proposal is described in detail in the definitive proxy statement (the “Proxy Statement”) related to the Extraordinary General Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 25, 2023.

Shareholders may withdraw redemptions with the Company’s consent at any time until the vote is taken with respect to the Extension Proposal. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extraordinary General Meeting, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the Extraordinary General Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 25, 2023, mailed the Proxy Statement and other relevant documents to its shareholders as of the January 17, 2023 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Crown PropTech Acquisitions, 28 West 25th Street, Floor 6, New York, NY 10010, (212) 563-6400.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated February 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023

CROWN PROPTECH ACQUISITIONS

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Co-Chief Executive Officer

Exhibit 99.1

Crown PropTech Acquisitions Announces Adjournment of Extraordinary General Meeting of

Shareholders until February 9, 2023 at 2:30 p.m., Eastern Time

NEW YORK, NY - February 7, 2023—Crown PropTech Acquisitions (the “Company”) (NYSE:CPTK) announced today that it convened and then adjourned, without conducting any business, its Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”). The Extraordinary General Meeting has been adjourned to Thursday, February 9, 2023 at 2:30 p.m., Eastern Time (the “Adjourned Extraordinary General Meeting”).

The Adjourned Extraordinary General Meeting will be held at the offices of Orrick, Herrington & Sutcliffe LLP, located at 51 West 52nd Street, New York, New York 10019 and virtually via live webcast at www.virtualshareholdermeeting.com/CPTK2023SM. The record date remains the close of business, Eastern Time, on January 17, 2023.

At the Adjourned Extraordinary General Meeting, shareholders will be asked to vote on a proposal to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate an initial business combination from February 11, 2023 to February 11, 2024 (the “Extension Proposal”). The Extension Proposal is described in detail in the definitive proxy statement (the “Proxy Statement”) related to the Extraordinary General Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 25, 2023.

Shareholders may withdraw redemptions with the Company’s consent at any time until the vote is taken with respect to the Extension Proposal. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

Shareholders who have already voted and do not wish to change their vote do not need to vote again. If you have any questions or need any assistance voting, please contact our proxy solicitor Morrow Sodali LLC by email at CPTK.info@investor.morrowsodali.com or phone at (800) 662-5200.

About Crown PropTech Acquisitions

The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to concentrate on businesses that provide technological innovation to the broader real estate ecosystem. This includes a focus on businesses that provide technological solutions that make the built environment more accessible, connected, dynamic, efficient, experiential and sustainable.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information

The Company has filed with the SEC the Proxy Statement in connection with the Extraordinary General Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about January 25, 2023, mailed the Proxy Statement and other relevant documents to its shareholders as of the January 17, 2023 record date for the Extraordinary General Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extraordinary General Meeting because these documents contain important information about the Company, the Extension Proposal and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Crown PropTech Acquisitions, 28 West 25th Street, Floor 6, New York, NY 10010, (212) 563-6400.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extraordinary General Meeting, the Extension Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Proxy Statement for the Extraordinary General Meeting. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations Contact:

Gateway Group

Ralf Esper

(949) 574-3860

ralf@gatewayir.com

Proxy Solicitor Contact:

Morrow Sodali LLC

(800) 662-5200

Banks and brokers can call collect at (203) 658-9400

CPTK.info@investor.morrowsodali.com